SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): April 30, 1997


                            KESTREL ENERGY, INC.
        (Exact Name of Registrant as Specified in its Charter)




       COLORADO                 0-9261              84-0772451
(State of Incorporation)   (Commission File      (IRS Employer ID
                                Number)               Number)


                         999 18th Street, Suite 1100
                           Denver, Colorado  80202
               (Address of Principal Executive Offices)



                            (303) 295-0344
                    (Registrant's Telephone Number,
                            including Area Code)

Item 9.  Sales of Equity Securities Pursuant to Regulation S

     On April 30, 1997, the Registrant sold 2,502,000 shares of its no par value Common Stock pursuant to an offering by the Registrant under Regulation S to qualified non-U.S. investors for an aggregate of $5,004,000. A placement agent received $270,000 in commissions for placement of the offering.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 7, 1997                 KESTREL ENERGY, INC.


                                   By:/s/Timothy L. Hoops
                                      Timothy L. Hoops, President